UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): March 14, 2013

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-0075787
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 14, 2013, Cardium Therapeutics, Inc. (“Cardium”) issued a press release announcing it has received ISO 13485:2003 certification for its Excellagen® advanced wound care product by BSI, one of the world’s leading certification bodies. Cardium also reported that a United Kingdom-based private equity company, Collbio Ltd., has acquired the Angel Biomedical operations, located in Glasgow, Scotland, which is responsible for a segment of Excellagen’s collagen manufacturing process. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release of Cardium issued on March 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: March 15, 2013	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer